EXECUTION VERSION USActive 60321026.3 April 29, 2024 TPVG Variable Funding Company LLC TriplePoint Venture Growth BDC Corp. 2755 Sand Hill Road, Suite 150 Menlo Park, California 94025 Attention: Sajal Srivastava Re: Receivables Financing Agreement dated as of February 21, 2014 (as amended, waived or otherwise modified from time to time prior to the date hereof, the “Receivables Financing Agreement”) by and among TPVG Variable Funding Company LLC, as borrower (“Borrower”), TriplePoint Venture Growth BDC Corp., as collateral manager (“Collateral Manager”) and as sole equityholder, Vervent, Inc., as backup collateral manager, Deutsche Bank Trust Company Americas, as paying agent, Computershare Trust Company, N.A., as custodian, the Agents from time to time party thereto, the Lenders from time to time party thereto, and Deutsche Bank AG, New York Branch, as facility agent (“Facility Agent”). Dear Mr. Srivastava: Reference is made to the Receivables Financing Agreement. Capitalized terms used but not specifically defined in this letter agreement shall have the meanings provided for such terms in the Receivables Financing Agreement. The Borrower and the Collateral Manager have requested that the Required Lenders, the Agents and the Facility Agent agree to make certain amendments as set forth in this letter agreement and such parties have reviewed this request and wish to amend the Receivables Financing Agreement as set forth herein. In consideration of the covenants contained herein and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows: 1. Amendments to the Receivables Financing Agreement. As of the date of this letter agreement, the Receivables Financing Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: stricken text) and to add the bold and double-underlined text (indicated textually in the same manner as the following example: bold and double-underlined text) as set forth on the pages of the Receivables Financing Agreement attached as Appendix A hereto. 2. Conditions Precedent. This letter agreement shall become effective upon the satisfaction of the following conditions (or until such conditions are waived in writing by the Facility Agent in its sole discretion): (a) the execution and delivery of this letter agreement by each party hereto; and

USActive 60321026.3 (b) all fees (including reasonable and documented fees, disbursements and other charges of counsel) due to the Lenders on or prior to the effective date of this letter agreement have been paid in full. 3. Agreement in Full Force and Effect. Upon the effectiveness of this letter amendment, each reference in the Receivables Financing Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Agreement as amended hereby. Except as specifically amended hereby, all of the terms and conditions of the Receivables Financing Agreement shall remain in full force and effect. 4. Representations. Each of the Borrower and the Collateral Manager severally represents and warrants that: (a) it has been duly organized and is validly existing under the laws of the jurisdiction of its organization, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted. It had at all relevant times and now has, power, authority and legal right (x) to acquire and own the Transferred Contracts and the Related Security, and to grant to the Facility Agent a security interest in the Transferred Contracts and the Related Security and the other Borrower Collateral and (y) to enter into and perform its obligations under this letter agreement and the other Transaction Documents to which it is a party; (b) it is duly qualified to do business and has obtained all necessary licenses and approvals in all jurisdictions, except where the failure to do so would not reasonably be expected to have a material adverse effect on (i) its ability to perform its obligations under this Agreement, (ii) the validity or enforceability of the Contracts and the Related Security or (iii) its ability to perform its obligations under its Transaction Documents; (c) it has the power and authority to execute and deliver this Agreement and the other Transaction Documents to which it is a party and to perform its obligations hereunder and thereunder; has full power and authority to grant to the Facility Agent, for the benefit of the Secured Parties, a perfected first priority security interest in the Transferred Contracts and the other Borrower Collateral and has duly authorized such grant by all necessary action; and the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party have been duly authorized by it by all necessary action; (d) all acts, filings and conditions required to be done and performed and to have happened (including, without limitation, the obtaining of necessary governmental approvals) precedent to the entering into of this letter agreement and making it the duly authorized, legal, valid and binding obligation of such party, enforceable in accordance with its terms, have been done, performed and have happened in due and strict compliance with all applicable laws; and (e) (i) no Event of Default, Unmatured Event of Default, Collateral Manager Default or Unmatured Collateral Manager Default has occurred and is continuing and (ii) the representations and warranties of each of the Borrower and the Collateral Manager contained in the Receivables Financing Agreement are true and correct in all material respects on and as of such day (other than any representation and warranty that is made as of a specific date).

USActive 60321026.3 5. Miscellaneous. (a) This letter agreement may be executed in any number of counterparts, each of which, taken together, shall constitute one and the same agreement. (b) No amendment, modification or waiver of any provision of this letter agreement shall be effective without the written agreement of each of the parties hereto. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. (c) This letter agreement shall become effective upon the Facility Agent’s receipt of executed counterparts from each of the other parties hereto. (d) The parties hereto may sign one or more copies of this letter agreement in counterparts, all of which together shall constitute one and the same agreement. Delivery of an executed signature page of this letter agreement by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof. The parties agree that this letter agreement may be executed and delivered by electronic signatures and that the electronic signatures appearing on this letter agreement are the same as handwritten signatures for the purposes of validity, enforceability and admissibility. (e) THIS LETTER AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS LETTER AGREEMENT AND ANY DISPUTE, SUIT, ACTION OR PROCEEDING, WHETHER IN CONTRACT, TORT OR OTHERWISE AND WHETHER AT LAW OR IN EQUITY, RELATING TO OR ARISING OUT OF THIS LETTER AGREEMENT OR TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY OTHERWISE APPLICABLE CONFLICT OF LAW PRINCIPLES (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW). [Signature pages follow]

[Signature Page to Amendment No. 16 to RFA] Very truly yours, DEUTSCHE BANK AG, NEW YORK BRANCH, as Facility Agent and Syndication Agent By: /s/ Amit Patel Name: Amit Patel Title: Managing Director By: /s/ Ho Min Kwak Name: Ho Min Kwak Title: Vice President

[Signature Page to Amendment No. 16 to RFA] Accepted and Agreed: TPVG VARIABLE FUNDING COMPANY LLC, as Borrower By: /s/ Christopher M. Mathieu _____________ Name: Christopher M. Mathieu Title: Chief Financial Officer TRIPLEPOINT VENTURE GROWTH BDC CORP., individually, as Collateral Manager and as Equityholder By: /s/ Christopher M. Mathieu _____________ Name: Christopher M. Mathieu Title: Chief Financial Officer

[Signature Page to Amendment No. 16 to RFA] DEUTSCHE BANK AG, NEW YORK BRANCH, as Committed Lender and Agent By: /s/ Amit Patel Name: Amit Patel Title: Managing Director By: /s/ Ho Min Kwak Name: Ho Min Kwak Title: Vice President

[Signature Page to Amendment No. 16 to RFA] KEYBANK NATIONAL ASSOCIATION, as Committed Lender and Agent By: /s/ Richard A. Andersen ________________ Name: Richard A. Andersen Title: Senior Vice President

[Signature Page to Amendment No. 16 to RFA] EVERBANK, N.A., as Committed Lender and Agent By: /s/ Christopher Malinowski Name: Christopher Malinowski Title: Director

[Signature Page to Amendment No. 16 to RFA] MUFG BANK, LTD., as Committed Lender and Agent By: /s/ Theodore Polito Name: Theodore Polito Title: Vice President

[Signature Page to Amendment No. 16 to RFA] MITSUBISHI HC CAPITAL AMERICA, INC. (f/k/a Hitachi Capital America Corp.), as Committed Lender and Agent By: /s/ James M. Giaimo Name: James M. Giaimo Title: Chief Credit Officer, Commercial Finance

[Signature Page to Amendment No. 16 to RFA] CUSTOMERS BANK, as Committed Lender and Agent By: /s/ Scott Gates Name: Scott Gates Title: SVP / Portfolio Manager

[Signature Page to Amendment No. 16 to RFA] FIRST FOUNDATION BANK, as Committed Lender and Agent By: /s/ Joe Kucik Name: Joe Kucik Title: Senior Vice President

APPENDIX A (Receivables Financing Agreement Amendments)

EXECUTION VERSION Conformed through Omnibus Amendment No. 16 dated July 22April 29, 20222024 RECEIVABLES FINANCING AGREEMENT dated as of February 21, 2014 TPVG VARIABLE FUNDING COMPANY LLC, as Borrower, TRIPLEPOINT VENTURE GROWTH BDC CORP., individually and as Collateral Manager and as Equityholder, VERVENT INC., as Backup Collateral Manager THE LENDERS PARTIES HERETO, DEUTSCHE BANK AG, NEW YORK BRANCH, as Facility Agent, DEUTSCHE BANK TRUST COMPANY AMERICAS as Paying Agent, COMPUTERSHARE TRUST COMPANY, N.A., as Custodian, and THE OTHER AGENTS PARTIES HERETO USActive 28795333.4728795333.48

TABLE OF CONTENTS Page ARTICLE I DEFINITIONS 1 Section 1.1 Defined Terms. 1 Section 1.2 Other Definitional Provisions. 48 ARTICLE II THE FACILITY, ADVANCE PROCEDURES AND NOTES 4950 Section 2.1 Advances. 4950 Section 2.2 Funding of Advances. 50 Section 2.3 Notes. 51 Section 2.4 Repayment and Prepayments. 51 Section 2.5 Defaulting Lenders. 52 Section 2.6 Replacement of Lenders. 53 Section 2.7 Extension of Revolving Period. 5354 Section 2.8 Increase of Facility Amount. 54 ARTICLE III YIELD, FEES, ETC. 55 Section 3.1 Yield. 55 Section 3.2 Yield Payment Dates. 55 Section 3.3 Yield Calculation. 55 Section 3.4 Computation of Yield. 55 ARTICLE IV PAYMENTS; TAXES 5556 Section 4.1 Making of Payments to and by the Agents. 5556 Section 4.2 Due Date Extension. 56 Section 4.3 Taxes. 56 USActive 28795333.4728795333.48 i

ARTICLE V INCREASED COSTS, ETC. 60 Section 5.1 Increased Costs. 60 Section 5.2 Funding Losses. 61 ARTICLE VI EFFECTIVENESS; CONDITIONS TO ADVANCES 61 Section 6.1 Effectiveness. 61 Section 6.2 Advances. 63 ARTICLE VII ADMINISTRATION AND MANAGEMENT OF TRANSFERRED CONTRACTS 64 Section 7.1 Retention and Termination of the Collateral Manager. 64 Section 7.2 Duties of the Collateral Manager. 67 Section 7.3 Representations and Warranties of the Collateral Manager. 6869 Section 7.4 Covenants of the Collateral Manager. 71 Section 7.5 Collateral Manager Fee; Payment of Certain Expenses by Collateral Manager; Backup Collateral Manager Fees and Expenses. 74 Section 7.6 Compliance Certificate. 74 Section 7.7 Annual Statement as to Compliance; Notice of Collateral Manager Default. 74 Section 7.8 Audit of Transferred Contracts. 7475 Section 7.9 Access to Certain Documentation and Information Regarding Contracts. 75 Section 7.10 Certain Duties and Representations of Backup Collateral Manager. 76 Section 7.11 Consequences of a Collateral Manager Default. 77 Section 7.12 Appointment of Backup Collateral Manager as Successor Collateral Manager. 7778 Section 7.13 Lockbox Accounts. 78 Section 7.14 Payments in Respect of Ineligible Contracts. 7879 USActive 28795333.4728795333.48 ii

Section 7.15 Substitution of Contracts Pursuant to Technology Exchange Option. 79 Section 7.16 Repurchase. 79 Section 7.17 Contracts Subject to Retained Interest Provisions. 7980 ARTICLE VIII ACCOUNTS; PAYMENTS 80 Section 8.1 Borrower Accounts. 80 Section 8.2 Collateral Manager Reimbursements. 81 Section 8.3 Application of Collections. 81 Section 8.4 Additional Deposits. 8182 Section 8.5 Distributions. 8182 Section 8.6 Fees. 84 Section 8.7 Net Deposits. 84 ARTICLE IX REPRESENTATIONS AND WARRANTIES 84 Section 9.1 Organization and Good Standing. 84 Section 9.2 Due Qualification. 8485 Section 9.3 Power and Authority. 85 Section 9.4 Security Interest; Binding Obligations. 85 Section 9.5 [Reserved]. 85 Section 9.6 No Violation. 85 Section 9.7 No Proceedings. 8586 Section 9.8 No Consents. 86 Section 9.9 Solvency. 86 Section 9.10 Tax Treatment. 86 Section 9.11 Compliance With Laws. 86 Section 9.12 Taxes. 86 Section 9.13 Certificates. 87 USActive 28795333.4728795333.48 iii

Section 9.14 No Liens, Etc. 87 Section 9.15 Purchase and Sale. 87 Section 9.16 Information True and Correct. 87 Section 9.17 ERISA Matters. 87 Section 9.18 Financial or Other Condition. 88 Section 9.19 Investment Company Status. 88 Section 9.20 Eligible Contract Payments. 88 Section 9.21 Use of Proceeds. 88 Section 9.22 Separate Existence. 88 Section 9.23 Investments. 8889 Section 9.24 Transaction Documents. 8889 Section 9.25 Ownership of the Borrower. 89 Section 9.26 Anti-Terrorism, Anti-Money Laundering. 89 Section 9.27 Anti-Bribery and Corruption. 90 Section 9.28 Volcker Rule. 90 Section 9.29 AIFMD and UK AIFM Regulation. 9091 Section 9.30 EEA/UK Financial Institution. 9091 ARTICLE X COVENANTS 91 Section 10.1 Protection of Security Interest of the Secured Parties. 91 Section 10.2 Other Liens or Interests. 92 Section 10.3 Costs and Expenses. 92 Section 10.4 Reporting Requirements. 92 Section 10.5 Separate Existence. 9293 Section 10.6 Hedging Agreements. 9596 Section 10.7 Tangible Net Worth. 98 Section 10.8 Minimum Equity. 98 USActive 28795333.4728795333.48 iv

Section 10.9 Stock, Merger, Consolidation, Etc. 98 Section 10.10 Change in Name. 98 Section 10.11 Indebtedness; Guarantees. 98 Section 10.12 Limitation on Acquisitions. 98 Section 10.13 Documents. 98 Section 10.14 Preservation of Existence. 9899 Section 10.15 Keeping of Records and Books of Account. 99 Section 10.16 Accounting Treatment. 99 Section 10.17 Limitation on Investments. 99 Section 10.18 Distributions. 99 Section 10.19 Performance of Borrower Assigned Agreements. 99 Section 10.20 Notice of Material Adverse Claim. 99100 Section 10.21 Delivery of Original Promissory Notes. 100 Section 10.22 Further Assurances; Financing Statements. 100101 Section 10.23 Risk Retention Requirements. 101 Section 10.24 Taxes. 103 Section 10.25 Future Funding Obligations. 103 Section 10.26 ERISA. 103 Section 10.27 Policies and Procedures for Sanctions. 103 Section 10.28 Compliance with Sanctions. 103 Section 10.29 Compliance with Anti-Money Laundering. 103104 Section 10.30 Ineligible Collateral. 103104 ARTICLE XI THE BACKUP COLLATERAL MANAGER 104 Section 11.1 Limitation on Liability of Backup Collateral Manager. 104 Section 11.2 Covenants and Representations and Warranties of the Backup Collateral Manager. 107 Section 11.3 Additional Provisions Applicable to Backup Collateral Manager. 107 USActive 28795333.4728795333.48 v

ARTICLE XII THE CUSTODIAN 108 Section 12.1 Delivery of Contract Files; Custodian to Act as Agent. 108 Section 12.2 Contract File Certification. 110 Section 12.3 Obligations of the Custodian. 111 Section 12.4 Release of Contract Files. 113 Section 12.5 Removal or Resignation of the Custodian. 115 Section 12.6 Examination of Contract Files. 116 Section 12.7 Insurance of the Custodian. 116 Section 12.8 Representations and Warranties. 116117 Section 12.9 Statements. 117 Section 12.10 No Adverse Interest of the Custodian. 117 Section 12.11 Lost Note Affidavit. 117 Section 12.12 Reliance of the Custodian. 117118 Section 12.13 Term of Custody. 118 Section 12.14 Tax Reports. 118 Section 12.15 Transmission of Contract Files. 118 Section 12.16 Further Rights of the Custodian. 118 Section 12.17 Custodian Compensation. 121 Section 12.18 Compliance with Applicable Banking Law. 121 Section 12.19 Merger or Consolidation. 121 Section 12.20 Electronic Methods. 121122 Section 12.21 Resignation of U.S. Bank National Association, as Custodian; Appointment of Successor Custodian. 122 Section 12.22 Resignation of Deutsche Bank Trust Company Americas, as Custodian; Appointment of Successor Custodian. 122123 USActive 28795333.4728795333.48 vi

ARTICLE XIII GRANT OF SECURITY INTEREST 123124 Section 13.1 Borrower’s Grant of Security Interest. 123124 Section 13.2 Borrower Remains Liable. 125 Section 13.3 Release of Collateral. 125 Section 13.4 Certain Remedies. 125126 Section 13.5 Limitation on Duty of Facility Agent in Respect of Collateral. 127 ARTICLE XIV EVENTS OF DEFAULT 128 Section 14.1 Events of Default. 128 Section 14.2 Effect of Event of Default. 130 Section 14.3 Rights Upon Event of Default. 130 ARTICLE XV THE AGENTS 131 Section 15.1 Appointment. 131 Section 15.2 Delegation of Duties. 131 Section 15.3 Exculpatory Provisions. 131132 Section 15.4 Reliance by Agents. 132 Section 15.5 Notices. 132133 Section 15.6 Non-Reliance on Agents. 133 Section 15.7 Indemnification. 133134 Section 15.8 Successor Agent. 134 Section 15.9 Agents in their Individual Capacity. 134135 Section 15.10 Compliance with Applicable Banking Law. 135 Section 15.11 The Paying Agent. 135 ARTICLE XVI ASSIGNMENTS 137138 Section 16.1 Restrictions on Assignments. 137138 Section 16.2 Documentation. 138 USActive 28795333.4728795333.48 vii

Section 16.3 Rights of Assignee. 138 Section 16.4 Notice of Assignment by Lenders. 138 Section 16.5 Registration; Registration of Transfer and Exchange. 139 Section 16.6 Mutilated, Destroyed, Lost and Stolen Notes. 140 Section 16.7 Persons Deemed Owners. 140141 Section 16.8 Cancellation. 140141 Section 16.9 Participations; Pledge. 141 Section 16.10 Reallocation of Advances. 141 ARTICLE XVII INDEMNIFICATION 141142 Section 17.1 Borrower Indemnity. 141142 Section 17.2 Collateral Manager Indemnity. 143 Section 17.3 Contribution. 144 ARTICLE XVIII MISCELLANEOUS 144145 Section 18.1 No Waiver; Remedies. 144145 Section 18.2 Amendments, Waivers. 145 Section 18.3 Notices, Etc. 146 Section 18.4 Costs, Expenses and Taxes. 146 Section 18.5 Binding Effect; Survival. 146147 Section 18.6 Captions and Cross References. 147 Section 18.7 Severability. 147 Section 18.8 GOVERNING LAW. 147 Section 18.9 Counterparts; Electronic Signatures. 147148 Section 18.10 WAIVER OF JURY TRIAL. 147148 Section 18.11 No Proceedings. 147148 Section 18.12 Limited Recourse to the Lenders. 148149 Section 18.13 ENTIRE AGREEMENT. 148149 USActive 28795333.4728795333.48 viii

Section 18.14 Confidentiality. 149 Section 18.15 Replacement of Lenders. 149150 Section 18.16 Consent to Jurisdiction. 150 Section 18.17 Acknowledgement and Consent to Bail-In of Affected Financial Institutions. 150151 Section 18.1718.18 Acknowledgement Regarding Any Supported QFCs. 150151 USActive 28795333.4728795333.48 ix

(iv) any related Residual or any realizations of such Residual, including scheduled payments on any Lease which become payable after the expiration of its scheduled term. “Corporate Trust Office” means the applicable designated corporate trust office of the Custodian, specified on its signature page hereto, or such other address within the United States as it may designate from time to time by notice to the Lenders. “Cost of Funds Rate” means, for any Accrual Period and any Lender, the rate determined as set forth below: (a) With respect to each Conduit Lender and each day of such Accrual Period, such Conduit Lender’s Commercial Paper Rate for such day; provided that if and to the extent that, and only for so long as, a Conduit Lender at any time determines in good faith that it is unable to raise or is precluded or prohibited from raising, or that it is not advisable to raise, funds through the issuance of commercial paper notes in the commercial paper market of the United States to finance its making or maintenance of its portion of any Advance or any portion thereof (which determination may be based on any allocation method employed in good faith by such Conduit Lender), including by reason of market conditions or by reason of insufficient availability under any of its Support Facilities or the downgrading of any of its Support Parties, upon notice from such Conduit Lender to the Agent for its Lender Group and the Facility Agent, such Conduit Lender’s portion of such Advance shall bear interest at a rate per annum equal to the Alternative Rate. (b) Except as otherwise provided in clause (c) below, with respect to each Committed Lender, the Alternative Rate. (c) With respect to all Lenders, on and after the Maturity Date, the Alternate Base Rate. “Covered Entity” means any of the following: (a) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (b) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (c) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Covered Party” has the meaning set forth in Section 18.1718.18. “Credit and Collection Policy” means (i) with respect to the initial Collateral Manager, the credit and collection policies and practices (including underwriting parameters) relating to Contract Payments and Contracts, to be set forth as Exhibit K once the same have been approved and adopted by TPVG’s Board of Directors, as the same may thereafter be modified, amended or supplemented from time to time in compliance with Section 7.4(m) or (ii) with respect to any USActive 28795333.4728795333.48 13

“Lien” means any security interest, lien, charge, pledge, preference, equity or encumbrance of any kind, including tax liens, mechanics’ liens and any liens that attach by operation of law. “Loan” means each Contract identified on the Schedule of Contracts attached to an Advance Request that is not a Lease. “Loan Originations and Revisions” has the meaning set forth in Section 10.23(d). “Lockbox Account” means the lockbox account to which the Obligors are directed to remit Contract Payments in accordance with this Agreement. “Lockbox Agreement” means each agreement among a Lockbox Bank, the Collateral Manager, the Borrower and the Facility Agent that governs one or more Lockbox Accounts. “Lockbox Bank” means any institution acceptable to the Facility Agent at which a Lockbox Account is kept. “Materially Modified Contract” means any Contract that has undergone one or more of the following modifications (it being understood that each separate occurrence thereof will once again render such Contract a “Materially Modified Contract”): (i) any reduction of the APR thereof, (ii) any reduction of the Principal Balance thereof, (iii) any extension of maturity date thereof or (iv) any extension of any interest-only period thereon that, in the case of this clause (iv) only, is not approved by Lenders holding Advances aggregating at least 50% of all Advances. “Maturity Date” means the earlier of (i) the date that is eighteen (18) months after the Scheduled Revolving Period Termination DateNovember 30, 2025 and (ii) the effective date on which the facility hereunder is terminated pursuant to Section 14.2. “Maximum Weighted Average Debt-to-Valuation Ratio Test” means a test that will be satisfied, on any date of determination, if the Weighted Average Debt-to-Valuation of all Eligible Contracts included in the Contracts on such day is less than or equal to 25%. “Maximum Weighted Average Remaining Maturity Test” means a test that will be satisfied, on any date of determination, if the Weighted Average Remaining Maturity of all Eligible Contracts included in the Contracts is less than or equal to 3.75 years. “Minimum Weighted Average APR Test” means a test that will be satisfied, on any date of determination, if the Weighted Average APR of all Eligible Contracts that are Fixed Rate Contracts included in the Contracts on such day is equal to or greater than 6.00%. “Minimum Weighted Average Spread Test” means a test that will be satisfied, on any date of determination, if the Weighted Average Floating Spread of all Eligible Contracts that bear interest at a spread over the Prime Rate included in the Contracts on such day is equal to or greater than 2.50%. USActive 28795333.4728795333.48 33 or adult entertainment; or (d) in the betting, gambling or internet gaming industry (other than hospitality and/or resorts development or the management thereof). “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). “QFC Credit Support” has the meaning set forth in Section 18.1718.18. “Qualified Substitute Arrangement” has the meaning set forth in Section 10.6(c). “Rating Agencies” means Standard & Poor’s and Moody’s. “Records” means all Contracts and other documents, books, records and other information (including computer programs, tapes, disks, data processing software and related property and rights) prepared and maintained by or on behalf of the Borrower with respect to Contract Payments and the Obligors thereunder, including all documents, books, records and other information prepared and maintained by the Borrower, TPVG or the Collateral Manager with respect to such Contract Payments or Obligors. “Related Committed Lender” means, with respect to any Uncommitted Lender, each Committed Lender in its Lender Group. “Related Security” means, with respect to each Transferred Contract: (a) all Liens and property subject thereto from time to time securing or purporting to secure any such indebtedness of an Obligor arising under such Transferred Contract (including any security deposits made or required to be made by such Obligor to secure such indebtedness); (b) all guaranties, indemnities and warranties, insurance policies, financing statements and other agreements or arrangements of whatever character from time to time supporting or securing payment of any such indebtedness; (c) all Collections with respect to such Transferred Contract and any of the foregoing; (d) the Contract Collateral, including any Residual, any other property securing an Obligor’s obligations under any Contract and any guarantees or similar credit enhancement for an Obligor’s obligations under any Contract (including all rights of TPVG in any security deposits and maintenance reserves), all UCC financing statements or other filings relating thereto, including all rights and remedies against any Vendor of the Contract Collateral related to the Contracts, and any agreement pursuant to which an Obligor subleases the related Contract Collateral, including all amounts due and to become due to the Borrower thereunder and all rights, remedies, powers, privileges and claims of the Borrower thereunder (whether arising pursuant to the terms of such agreement or otherwise available to the Borrower at law or in equity); USActive 28795333.4728795333.48 39 the Borrower and the Collateral Manager) following the occurrence of a Termination Event, or (iii) the effective date on which the facility hereunder is terminated pursuant to Section 14.2. “Sale Agreement” means the Receivables Sale and Contribution Agreement, dated as of February 21, 2014, by and between the Equityholder, as seller, and the Borrower, as purchaser, as amended, supplemented or restated from time to time. “Sanction Target” has the meaning set forth in Section 9.26. “Sanctions” has the meaning set forth in Section 9.26. “Sanctioned Countries” has the meaning set forth in Section 9.26. “SBCA Act” means Title VIII of the Consolidated Appropriations Act of 2018, known as the Small Business Credit Availability Act, as amended. “SBIC Subsidiary” means any direct or indirect Subsidiary (including such Subsidiary’s general partner or managing entity to the extent that the only material assets of such general partner or managing entity is its equity interest in the SBIC Subsidiary) of TPVG licensed as a small business investment company under the Small Business Investment Company Act of 1958, as amended. “Schedule of Contracts” means the list or lists of Contracts attached to each Advance Request. Each such schedule shall identify the Contracts which are being transferred to the Borrower, shall set forth such information with respect to each such Contract as the Borrower or the Facility Agent may reasonably require and shall supplement any such schedules attached to previously-delivered Advance Requests. “Scheduled Contract Payment” means each periodic installment payable by an Obligor under a Contract for rent, principal and/or interest, excluding all supplemental or additional payments required by the terms of such Contract with respect to sales or other taxes, insurance, maintenance, ancillary products and services, late fees, penalties, default interest and other specific charges. “Scheduled Revolving Period Termination Date” means the later of (i) MayAugust 31, 2024 or (ii) such later date agreed to in writing by the Facility Agent and each Lender as requested by the Borrower in accordance with the terms of the definition of “Revolving Period”. “Second Omnibus Amendment Effective Date” means July 22, 2022. “Section 4.3 Certificate” has the meaning set forth in Section 4.3(e)(ii). “Secured Parties” means, collectively, each Agent, each Lender, the Facility Agent, the Backup Collateral Manager, the Custodian, the Paying Agent, the Hedge Counterparty, any Cash Management Bank or any other Affected Person and Indemnified Party and their respective successors and assigns. USActive 28795333.4728795333.48 42

“Support Facility” means any liquidity or credit support agreement with a Structured Lender which relates to this Agreement (including any agreement to purchase an assignment of or participation in the Notes). “Support Party” means any bank, insurance company or other financial institution extending or having a commitment to extend funds to or for the account of a Structured Lender (including by agreement to purchase an assignment of or participation in the Notes) under a Support Facility. “Supported QFC” has the meaning set forth in Section 18.1718.18. “Tangible Net Worth” means, with respect to any Person, the consolidated net worth of such Person and its consolidated Subsidiaries calculated in accordance with GAAP after subtracting therefrom the aggregate amount of the intangible assets of such Person and its consolidated Subsidiaries, including, without limitation, goodwill, franchises, licenses, patents, trademarks, tradenames, copyrights and service marks. “Taxes” has the meaning set forth in Section 4.3(a). “Technology Exchange Option” means, with respect to any Contract, the Obligor’s option on or after the expiration of the 12th month after the effectiveness of the applicable summary schedule, to replace any of the existing technological equipment (other than any software or any soft costs financed, including, tenant improvements and custom equipment) subject to such Contract (the “Replaced Equipment”) and such schedule with new technological equipment (the “Substitute Equipment”), subject to the commercially reasonable discretion of the Facility Agent. “Term SOFR” means, for any calculation with respect to an Advance in Dollars (other than an Advance bearing interest at the Alternate Base Rate), the Term SOFR Reference Rate for a tenor of three (3) months on the day (such day, the “Term SOFR Determination Day”) that is two (2) Business Days prior to the first day of such Accrual Period, as such rate is published by the Term SOFR Administrator; provided that if Term SOFR is less than 0.50%, Term SOFR shall be deemed to be 0.50% for purposes of this Agreement. “Term SOFR Adjustment” has the meaning set forth in the Lender Fee Letter. “Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Facility Agent in its reasonable discretion). “Term SOFR Determination Day” has the meaning set forth in the definition of “Term SOFR” in this Section 1.1. “Term SOFR Reference Rate” means the forward-looking term rate based on SOFR. USActive 28795333.4728795333.48 44

“U.S. Government Securities Business Day” means any day except for a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. “U.S. Special Resolution Regimes” has the meaning set forth in Section 18.1718.18. “Vendor” means, with respect to any Contract, the equipment manufacturer, dealer or distributor or other Person that provided products or services with respect to the Contract Collateral under such Contract. “Volcker Rule” means Section 13 of the U.S. Bank Holding Company Act of 1956, as amended, and the applicable rules and regulations thereunder. “Warrant Asset” means the Borrower’s economic interest in any equity purchase warrants or similar rights convertible into or exchangeable or exercisable for any equity interests received by TPVG or the Equityholder as an “equity kicker” from the Obligor in connection with such Transferred Contract; provided that the term Warrant Asset shall in no event include the right of TPVG or the Equityholder to participate as an investor in future equity financings by an Obligor. “Weighted Average APR” means, as of any date of determination with respect to all Eligible Contracts that are Fixed Rate Contracts included in the Borrower Collateral, the number obtained by (i) summing the products obtained by multiplying (a) the APR of such Eligible Contract by (b) the Principal Balance of such Eligible Contract and (ii) dividing such sum by the Aggregate Outstanding Principal Balance of all Eligible Contracts included in the Borrower Collateral on such date. “Weighted Average Debt-to-Valuation” means, as of any date of determination with respect to all Eligible Contracts included in the Borrower Collateral, the number (expressed as a percentage) obtained by (i) summing the products obtained by multiplying (a) the consolidated debt-to-enterprise value ratio (as determined by the Collateral Manager and including all debt of such Obligor that is senior to or pari passu to the debt owed to the Borrower) of the related Obligor by (b) the Principal Balance of such Eligible Contract and (ii) dividing such sum by the Aggregate Outstanding Principal Balance of all Eligible Contracts included in the Borrower Collateral on such date. “Weighted Average Floating Spread” means, as of any date of determination with respect to all Eligible Contracts that bear interest at a spread over the Prime Rate included in the Borrower Collateral, the spread obtained by (i) summing the products obtained by multiplying (a) the stated interest rate spread on such Eligible Contract above the Prime Rate by (b) the Principal Balance of such Eligible Contract and (ii) dividing such sum by the Aggregate Outstanding Principal Balance of all Eligible Contracts included in the Borrower Collateral on such date. “Weighted Average IRR” means, as of any date of determination with respect to all Eligible Contracts included in the Borrower Collateral, the number obtained by (i) summing the USActive 28795333.4728795333.48 47

Transaction Documents, to the extent that any amounts may be payable thereunder to the Borrower, to make all deposits of such amounts directly into the Lockbox Account (which may be made through the Funds Transfer system). If notwithstanding the foregoing the Collateral Manager at any time thereafter receives any Collections with respect to any Contract Payment or any other proceeds of any Contracts, the Collateral Manager shall direct or cause to be directed, the related Obligor to make such payments to the Lockbox Account (which may be made through the Funds Transfer system) and shall promptly, and in any event no later than the first Business Day after receipt thereof, deposit or cause to be deposited all such amounts into the Collection Account or the Security Deposit Collection Account, as the case may be. (c) To the extent amounts in the Security Deposit Collection Account may be applied as a payment on a Contract pursuant to the terms of such Contract, the Collateral Manager shall transfer such amounts from the Security Deposit Collection Account to the Collection Account to be applied as a Collection thereof in accordance with Section 8.5. Upon payment in full by an Obligor of all amounts owing under a Contract, the Collateral Manager shall withdraw the remaining amount (if any) of any security deposit related to such Contract previously deposited into the Security Deposit Collection Account and return such amount to such Obligor pursuant to the terms of the related Contract. Section 7.14 Payments in Respect of Ineligible Contracts. In the event of a breach of Sections 9.139.14 and 9.199.20 or of a material breach of any other representation or warranty set forth in Article IX with respect to a Transferred Contract (or the Related Security and other related collateral constituting part of the Borrower Collateral related to such Transferred Contract) (each such Transferred Contract, an “Ineligible Contract”), no later than 30 days after the earlier of (x) knowledge of such breach on the part of TPVG or the Collateral Manager and (y) receipt by TPVG or the Collateral Manager of written notice thereof given by any Secured Party or the Facility Agent on its behalf, the Borrower shall repay Advances outstanding in an amount equal to the aggregate Repurchase Amount of such Ineligible Contract(s) to which such breach relates on the terms and conditions set forth below; provided that no such repayment shall be required to be made with respect to any Ineligible Contract (and such Transferred Contract shall cease to be an Ineligible Contract) if, on or before the expiration of such 30 day period, the representations and warranties in Article IX with respect to such Ineligible Contract shall be made true and correct in all material respects with respect to such Ineligible Contract as if such Ineligible Contract had become part of the Borrower Collateral on such day or if the Advances outstanding do not exceed the Borrowing Base. The Equityholder shall make a contemporaneous deposit to the Collection Account of the related Repurchase Amount, as contemplated by Section 6.1. of the Sale Agreement. Section 7.15 Substitution of Contracts Pursuant to Technology Exchange Option. In the event that any Obligor exercises its option pursuant to the Technology Exchange Option, (a) the Borrower (or the initial Collateral Manager on its behalf) shall immediately (and in any event, within two (2) days following its receipt thereof), deposit all Collections received from such Obligor in respect of such exchange into the Collection Account and (b) the Borrower shall replace such Replaced Equipment with Substitute Equipment in accordance with the terms of the related Contract. USActive 28795333.4728795333.48 79

Section 9.26 Anti-Terrorism, Anti-Money Laundering. (a) Neither the Borrower nor any Affiliate, officer, employee or director, acting on behalf of the Borrower (i) is (A) a country, territory, organization, person or entity named on any sanctions list administered or imposed by the U.S. Government including, without limitation, the Office of Foreign Asset Control (“OFAC”) list, or any other list maintained for the purposes of sanctions enforcement by any of the United Nations, the European Union, HerHis Majesty’s Treasury in the UK, Germany, Canada, Australia, and any other country or multilateral organization (collectively, “Sanctions”), including but not limited to Afghanistan, Cuba, Iran, Syria, North Korea, and the Crimeathe occupied territories in the “Donetsk People’s Republic” region of Ukraine, the occupied territories in the “Luhansk People’s Republic” region of Ukraine, the Crimean region of Ukraine, the occupied territories in the “Kherson” region of Ukraine, and the occupied territories in the “Zaporizhzhia” region inof Ukraine (the “Sanctioned Countries”); (B) a Person that resides, is organized or located in any of the Sanctioned Countries or which is designated as a “Non-Cooperative Jurisdiction” by the Financial Action Task Force on Money Laundering, or whose subscription funds are transferred from or through such a jurisdiction or any Sanctioned Countries; or (C) owned 50% or more or otherwise controlled, directly or indirectly by, or acting on behalf of, one or more Persons defined in either of the preceding clauses (A) or (B) (along with Persons defined in clauses (A) and (B), collectively, a “Sanction Target”); (ii) is a “Foreign Shell Bank” within the meaning of the USA Patriot Act, i.e., a foreign bank that does not have a physical presence in any country and that is not affiliated with a bank that has a physical presence and an acceptable level of regulation and supervision; or (iii) is a person or entity that resides in or is organized under the laws of a jurisdiction designated by the United States Secretary of the Treasury under Sections 311 or 312 of the USA Patriot Act as warranting special measures due to money laundering concerns. The Borrower is and each Affiliate, officer, employee or director, acting on behalf of the Borrower is in compliance in all material respects with (a) all applicable OFAC rules and regulations and (b) all United States of America, United Kingdom, United Nations, European Union, German, Canadian, Australian and all other sanctions, embargos and trade restrictions that the Borrower or any of its Affiliates is subject. In addition, the described purpose (“trade related business activities”) does not include any kind of activities or business of or with any Person or in any country or territory that is subject to or the target of any sanctions administered by the U.S. Government, OFAC, the United Kingdom, the European Union, Germany, Canada, Australia or the United Nations Security Council (including the Sanctioned Countries) and does not involve commodities or services of a Sanctioned Country originated or shipped to, through or from a Sanctioned Country, or on vessels or aircrafts owned or registered by a Sanctioned Country, or financed or subsidized any of the foregoing. (b) The Borrower has complied, in all material respects, with all applicable anti-money laundering laws and regulations, including without limitation the USA Patriot Act (collectively, the “Anti-Money Laundering Laws”). No actions, suits, proceedings or investigations by any court, governmental, or regulatory agency are ongoing or pending against the Borrower, its directors, officers or employees or anyone acting on its behalf in relation to a breach of the Anti-Money Laundering Laws, or, to the knowledge of the Borrower, threatened. Section 9.27 Anti-Bribery and Corruption. (a) Neither the Borrower nor, to the best of the Borrower’s knowledge, any director, officer, employee, or anyone acting on behalf of the Borrower has engaged in any activity, or will take any action, directly or indirectly, which would USActive 28795333.4728795333.48 90

Agreement and any Structured Lender Liquidity Arrangement or other liquidity support facility, and to pay all costs and expenses, if any (including reasonable counsel fees and expenses), of the Facility Agent, the Agents, the Lenders and their respective Affiliates, in connection with the enforcement against TPVG or the Borrower of this Agreement or any of the other Transaction Documents and the other documents and agreements to be delivered hereunder or with respect hereto; provided that in the case of reimbursement of counsel for the Agents, and the Lenders other than the Facility Agent, such reimbursement shall be limited to one counsel for all such Agents and Lenders. Section 18.5 Binding Effect; Survival. This Agreement shall be binding upon and inure to the benefit of Borrower, the Lenders, the Agents, the Facility Agent, the Paying Agent, the Backup Collateral Manager, the Custodian, the Collateral Manager, TPVG and their respective successors and assigns, and the provisions of Section 4.3, Article V and Article XVII shall inure to the benefit of the Affected Persons and the Indemnified Parties, respectively, and their respective successors and assigns; provided, however, nothing in the foregoing shall be deemed to authorize any assignment not permitted by Article XVI. This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until such time when all Obligations have been finally and fully paid in cash and performed. The rights and remedies with respect to any breach of any representation and warranty made by the Borrower pursuant to Article IX and the indemnification and payment provisions of Article V. Article XVII and the provisions of Section 18.10, Section 18.11 and Section 18.12 shall be continuing and shall survive any termination of this Agreement and any termination of TPVG’s rights to act as Collateral Manager hereunder or under any other Transaction Document. Section 18.6 Captions and Cross References. The various captions (including the table of contents) in this Agreement are provided solely for convenience of reference and shall not affect the meaning or interpretation of any provision of this Agreement. Unless otherwise indicated, references in this Agreement to any Section, Schedule or Exhibit are to such Section of or Schedule or Exhibit to this Agreement, as the case may be, and references in any Section, subsection, or clause to any subsection, clause or subclause are to such subsection, clause or subclause of such Section, subsection or clause. Section 18.7 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction. Section 18.8 GOVERNING LAW. THIS AGREEMENT AND THE NOTES SHALL BE A CONTRACT MADE UNDER ANDAND ANY DISPUTE, SUIT, ACTION OR PROCEEDING, WHETHER IN CONTRACT, TORT OR OTHERWISE AND WHETHER AT LAW OR IN EQUITY, RELATING TO OR ARISING OUT OF THIS AGREEMENT OR THE NOTES OR TRANSACTIONS CONTEMPLATED HEREBY, SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY OTHERWISE APPLICABLE CONFLICT OF LAW PRINCIPLES (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW). USActive 28795333.4728795333.48 148

Section 18.9 Counterparts; Electronic Signatures. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original but all of which shall constitute together but one and the same agreement. The parties agree that this Agreement may be executed and delivered by electronic signatures and that the electronic signatures appearing on this Agreement are the same as handwritten signatures for the purposes of validity, enforceability and admissibility. Section 18.10 WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION, WHETHER IN CONTRACT, TORT OR OTHERWISE AND WHETHER AT LAW OR IN EQUITY, BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF TPVG, THE BORROWER, THE COLLATERAL MANAGER, THE FACILITY AGENT, THE AGENTS, THE PAYING AGENT, THE LENDERS OR ANY OTHER AFFECTED PERSON. EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER TRANSACTION DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR ITS ENTERING INTO THIS AGREEMENT AND EACH SUCH OTHER TRANSACTION DOCUMENT. Section 18.11 No Proceedings. (a) Each of the Borrower, TPVG, the Collateral Manager, the Backup Collateral Manager, the Facility Agent, the Paying Agent, each Agent and each Lender hereby agrees that it will not institute against any Lender which is a Structured Lender, or join any other Person in instituting against such Lender, any insolvency proceeding (namely, any proceeding of the type referred to in the definition of Insolvency Event) so long as any commercial paper or other senior indebtedness issued by such Lender shall be outstanding or there shall not have elapsed one year plus one day since the last day on which any such commercial paper or other senior indebtedness shall be outstanding. The foregoing shall not limit such Person’s right to file any claim in or otherwise take any action with respect to any insolvency proceeding that was instituted by any Person other than such Person. (b) Each of TPVG, the Collateral Manager, the Backup Collateral Manager, each Agent, each Lender, the Paying Agent and the Facility Agent hereby agrees that it will not institute against the Borrower, or join any other Person in instituting against the Borrower, any insolvency proceeding (namely, any proceeding of the type referred to in the definition of Insolvency Event) so long as any Advances or other amounts due from the Borrower hereunder shall be outstanding or there shall not have elapsed one year plus one day since the last day on which any such Advances or other amounts shall be outstanding. The foregoing shall not limit such Person’s right to file any claim in or otherwise take any action with respect to any insolvency proceeding that was instituted by any Person other than such Person. (c) The provisions of this Section 18.11 shall survive the termination of this Agreement. The provisions of this Section 18.11 are a material inducement for the Secured USActive 28795333.4728795333.48 149

Body to disclose such information, (vii) for the purposes of establishing a “due diligence” defense, (viii) in the case of any Lender that is a Structured Lender, to rating agencies, placement agents and providers of liquidity and credit support who agree to hold such information in confidence or (ix) at any time which is 18 months after the termination of this Agreement; provided that in the case of clause (vi) above, the Facility Agent or such Lender, as applicable, will use all reasonable efforts to maintain confidentiality and, in the case of clause (vi)(A) above, will (unless otherwise prohibited by law) notify TPVG of its intention to make any such disclosure prior to making any such disclosure. Section 18.15 Replacement of Lenders. At any time there is more than one Lender, the Borrower shall be permitted to replace any Lender (except (i) the Facility Agent or (ii) any Lender which is administered by the Facility Agent or an Affiliate of the Facility Agent) if any such Lender (a) requests reimbursement, payment or compensation for any amounts owing for Increased Costs or Taxes or for indemnification pursuant to Section 17.1(iv) or (b) has received a written notice from the Borrower of an impending change in law that would entitle such Lender to payment of additional amounts for Increased Costs or Taxes or for indemnification pursuant to Section 17.1(iv), unless such Lender designates a different lending office before such change in law becomes effective and such alternate lending office obviates the need for the Borrower to make payments of additional amounts for Increased Costs or Taxes or for indemnification pursuant to Section 17.1(iv) or (c) has not consented to any proposed amendment, supplement, modification, consent or waiver, each pursuant to Section 18.2, or to a request to extend the Scheduled Revolving Period Termination Date or (d) is a Defaulting Lender or (e) has declined or rejected, or the Agent for such Lender declines or rejects, an Extension Request with respect to the Revolving Period pursuant to Section 2.7; provided that (i) nothing herein shall relieve a Lender from any liability it might have to the Borrower or to the other Lenders for its failure to make any Advance, (ii) prior to any such replacement, such Lender shall have taken no action under Section 5.1 so as to fully eliminate the continued need for payment of amounts owing pursuant to Section 5.1, if applicable, (iii) the replacement financial institution shall purchase, at par, all Advances and other amounts owing to such replaced Lender on or prior to the date of replacement and reallocation of such Advances between the replacement financial institution and such replaced Lender shall be made in accordance with Section 16.10, (iv) the replacement financial institution, if not already a Lender, shall be reasonably satisfactory to the Facility Agent, (v) the replaced Lender shall be obligated to make such replacement in accordance with the provisions of Section 16.5, (vi) until such time as such replacement shall be consummated, the Borrower shall pay all additional amounts (if any) for Increased Costs or Taxes, as the case may be and (vii) any such replacement shall not be deemed to be a waiver of any rights that the Borrower, the Facility Agent or any other Lender shall have against the replaced Lender. Section 18.16 Consent to Jurisdiction. Each party hereto hereby irrevocably submits to the non-exclusive jurisdiction of any New York State or Federal court sitting in New York City in any action or proceeding, whether in contract, tort or otherwise and whether at law or in equity, arising out of or relating to the Transaction Documents, and each party hereto hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such Federal court. The parties hereto hereby irrevocably waive, to the fullest extent they may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding, USActive 28795333.4728795333.48 151 whether in contract, tort or otherwise and whether at law or in equity. The parties hereto agree that a final judgment in any such action or proceeding, whether in contract, tort or otherwise and whether at law or in equity, shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Section 18.17 Section 18.16 Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Transaction Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Transaction Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and (b) the effects of any Bail In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Transaction Document; or (iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority. USActive 28795333.4728795333.48 152

Section 18.18 Section 18.17 Acknowledgement Regarding Any Supported QFCs. To the extent that this Agreement provides support, through a guarantee or otherwise, for Hedging Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that this Agreement and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and this Agreement were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. [signature pages begin on next page] USActive 28795333.4728795333.48 153

TIAAEVERBANK, FSBN.A., as Committed Lender and Agent By: Name: Title: Signature Page to Receivables Financing Agreement

MUFG UNION BANK, N.ALTD., as Committed Lender and Agent By: Name: Title: Signature Page to Receivables Financing Agreement

NBH BANK, as Committed Lender and Agent By: Name: Title: Signature Page to Receivables Financing Agreement

Facsimile No.: 216-370-9166 Email: Richard_S_Andersen@key.com TIAAEVERBANK, FSBN.A. as an Agent and as a Committed Lender 10000 Midlantic Drive Suite 400 East Mount Laurel, NJ 08054 Attention: Lender Finance Facsimile No.: 201-770-4762 Email: LFLoanAdmin@tiaabanklfloanadmin@everbank.com MUFG UNION BANK, N.ALTD. as an Agent and as a Committed Lender 445 S. Figueroa Street Los Angeles, CA 900711251 Avenue of the Americas New York, NY 10020 Attention: David SchlagerTed Polito Telephone: 408 279-7737212-782-5981 Email: david.schlager@unionbank.comTPolito@us.mufg.jp MITSUBISHI HC CAPITAL AMERICA, INC. (f/k/a Hitachi Capital America Corp.) as an Agent and as a Committed Lender 800 W. University Drive Rochester, MI 48307 Attention: Jamie Dietlin Telephone: 248-658-3226 Email: docs@hitachibusinessfinance.com NBH BANK as an Agent and as a Committed Lender 11111 W. 95th Street Overland Park, KS 66214 Attention: Thomas J. Rohling Facsimile No.: 855-201-0658 Email: trohling@nbhbank.com USActive 28795333.4728795333.48 A-I-3

USActive 28795333.4728795333.48 A-II-1 Mitsubishi HC Capital America, Inc. (f/k/a Hitachi Capital America Corp.) $20,000,000 KeyBank National Association Commitment NBH Bank $80,000,000 $15,000,000 Annex II Customers Bank $25,000,00040,000,000 TIAA, FSBEverBank, N.A. First Foundation Bank $50,000,000 $25,000,000 Deutsche Bank AG, New York Branch Total $350,000,000 MUFG Union Bank, N.A.Ltd. $85,000,000 $50,000,000 Lender